                                                                    EXHIBIT 10.4

                                                MASTER AGREEMENT NO. P/PS-960163




                         Amendment to Master Agreement

                                      for

                            the Purchase of Products

                                      and
         Inventory Maintenance, Assembly and Fulfillment (IAF) Services

                                    between

                          PACIFIC BELL MOBILE SERVICES

                                      and

                                 CELLSTAR, LTD.

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                MASTER AGREEMENT NO. P/PS-960163

                                 CHANGES ONLY
                               TABLE OF CONTENTS


1.  DEFINITIONS                                                             5

2.  TERM OF AGREEMENT                                                       7

4.  SCOPE OF WORK                                                           8

  4.1    External Relationships                                             8
     4.1.1  Sourcing                                                        8
     4.1.2  Product Suppliers                                               9
     4.1.3  Retailers                                                      10

  4.2    Working Relationship                                              10
     4.2.1  Dedicated Product Inventory Ownership and Management           10
     4.2.2  Product Assembly                                               12
     4.2.3  Credit Line Administration, Order Processing and Fulfillment   12
     4.2.4  Accounts Receivable, Invoicing and Collections                 15
     4.2.5  Inventory Accounting and Control                               16
     4.2.6  Maintenance of Books and Records and Reports                   16
     4.2.7  Inventory/Warehousing                                          19
     4.2.8  Returns Processing                                             19
     4.2.9  Use of Fictitious Business Name                                20

  4.3    Compensation                                                      21
     4.3.1  Dedicated Inventory                                            21
     4.3.2  Credit for Customer Receivable                                 22
     4.3.3  Returns                                                        22
     4.3.4  Purchase Price Variances and Price Protection                  22

  4.4    PBMS/Supplier Agreements                                          23

6.  PRICES                                                                 24

7.  INVOICING AND PAYMENT                                                  24

8.  SHIPPING AND PACKING                                                   26

9.  TAXES                                                                  27

10. RECORDS AND AUDITS                                                     27

14. INSURANCE                                                              28

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

23.  CHANGES, SUSPENSIONS AND TERMINATIONS                                 29

25.  PARTIAL TERMINATION OR CANCELLATION                                   29

26.  NONASSIGNMENT                                                         29

27.  NOTICES                                                               30

41.  MBE/WBE/DVBE PARTICIPATION PLANS AND REPORTS                          30

42.  MBE/WBE/DVBE CANCELLATION CLAUSE                                      31

43.  DELIVERY OF PRODUCTS AND PERFORMANCE OF SERVICES                      32

46.  RISK OF LOSS                                                          33

52.  ENTIRE AGREEMENT                                                      33

53.  FINANCIAL REPORTING                                                   33

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                    EXHIBITS
The Exhibits in the Original Agreement listed below shall be replaced as follows:



EXHIBIT A-1:    MBE/WBW/DVBE PARTICIPATION PLAN

EXHIBIT A-2:    MBE/WBE/DVBE Summary Subcontracting Report

EXHIBIT B:      Description of Services & Prices

EXHIBIT C:      Deleted in its entirety

EXHIBIT D:      Deleted in its entirety

EXHIBIT E:      Sample Order, Customer Invoice and Product Invoice

EXHIBIT F:      Reporting Requirements

EXHIBIT G:      CellStar Performance Notification Form

EXHIBIT H:      PBMS Retail Return Policy

EXHIBIT I:      Classification of Products

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

     THIS AMENDMENT TO THE MASTER AGREEMENT ("Agreement"), is effective May 31, 1999, and amends that certain MASTER AGREEMENT ("Original Agreement"), effective September 20, 1996, between CELLSTAR, LTD., a Texas Limited Partnership ("CellStar"), and PACIFIC BELL MOBILE SERVICES, a California corporation ("PBMS"). The rights and obligations of the parties accruing prior to May 31, 1999 shall be governed by the terms of the Original Agreement. The parties, intending to be legally bound, amend the Original Agreement as follows:

1.   DEFINITIONS

     For purposes of the Agreement, the following additional terms and all other terms defined in this Amendment and the Original Agreement shall have the meanings so defined unless the context clearly indicates otherwise. A term defined in the singular shall include the plural and vice versa when the context so indicates.

     "Actual Cost" - means the actual dollar amount paid by CellStar to Product Suppliers for Products.

     "Amended Order" - means an order that has been amended to change the quantity shipped, method of shipment and/or date of shipment.

     "Bill of Material" - means the listing of Components, along with the Standard Cost, manufacturer, and manufacturer's part number for those Components necessary to assemble Products ordered by PBMS or PBMS's Customers.

     "CellStar Order" - means an order executed by CellStar under an agreement between PBMS and a Product Supplier.

     "CellStar Order Request" - means a PBMS request approved by PBMS's CFO or designee that CellStar place an order to be executed by CellStar under an agreement between PBMS and a Product Supplier.

     "Component" - means items carried in inventory for use in a Bill of Material, or which may be purchased by PBMS without packaging for sale at retail.

     "Customers" - means either Retailers, dealers, and/or agents.

     "Customer Invoices" - means invoices provided to PBMS' Customers for the equipment and materials shipped on each Order or return document ("RMA"), including but not limited to: PCS handsets, accessories, and collateral material, as may be furnished to PBMS' Customers by CellStar hereunder. An example of the Customer Invoice is included in Exhibit E.

     "Dedicated Products" - means Products purchased by CellStar on behalf of PBMS under terms negotiated by PBMS with the Product Suppliers. Subject to
     Section 4.2.1.d, Dedicated Products shall be reserved exclusively for PBMS' use. The parties understand and acknowledge that CellStar shall not receive and is not entitled to any cooperative

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement
     advertising funds, merchandising discount funds, credits or other promotional monies made available by Product Suppliers in connection with its purchase of the Dedicated Products on behalf of PBMS and that PBMS shall have the right to request such funds, if any, from the Product Suppliers, subject to any requirements established by the Product Suppliers.

     "Fulfillment Services" - means picking, packing for shipment to prevent damage in-transit, preparation of shipping documents, shipping to Customers, processing of Customer returns and tracking of shipments and all associated Services associated with providing Products to Customers and receiving Products back from Customers.

     "Net Accounts Receivable" -- means the net amounts due to or from Customers supported in CellStar's JDEdwards system by an accounts receivable aging per Exhibit F and the corresponding Customer Invoice, net of any payments by Customers.

     "Net Accounts Receivable Hold-Back" -- means **% of the net amounts due to or from Customers.

     "Net Inventory Purchased" -- means the on-hand inventory for all items in the PBMS Branch Plant supported by a CellStar Order and/or a PBMS Bill of Material and valued at the Standard Cost for such items.

     "Other Charges" - means (a) charges for services set forth in Exhibit B,
     (b) charges for Dedicated Products, (c) extraordinary charges, or (d) any other charge described herein, excluding Customer deductions and charges for which CellStar is responsible as determined in accordance with the procedures set forth in Section 4.2.3 and 4.2.4.

     "PBMS Branch Plant" - means the JDEdwards branch plants designated to track all transactions described herein.

     "Price Protection" - means, with respect to Dedicated Products the change in the Standard Cost in a Bill of Material times the related Product on hand at the time the Standard Cost for PBMS Bill of Materials is changed in the PBMS Branch Plant.

     "Product Invoice" - means a document provided to PBMS for the equipment and materials, including but not limited to: PCS handsets, accessories, and collateral material, as may be shipped to PBMS or PBMS' Customers by CellStar hereunder. An example of the Product Invoice is included in Exhibit E.

     "Proof of Delivery" - means a package of documents which includes (a) a bill of lading, including number of cartons shipped and total weight of Product shipped and signed by Customer or PBMS representative who received the goods, (b) printout of SIM/IMEI numbers provided to Customer on packing
     list, and (c) packing list provided to Customer.   All documents should
     include a CellStar or PBMS Customer number and a Customer order number which can be used to cross-reference among the documents.

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                MASTER AGREEMENT NO. P/PS-960163

     "Purchase Price Variance" - means the difference between the Actual Cost of Products or Components and the Standard Cost contained in CellStar's accounting systems at the time of receipt in the PBMS Branch Plant. Purchase Price Variance with respect to Products, Components or kits is calculated as, the sum of (a) the difference between the purchase order cost and the Standard Cost contained in CellStar's accounting systems at the time of receipt of the Products, Components or kits and (b) the difference between the invoiced cost and purchase order cost of such Products, Components or kits.

     "Retailer" - means any vendor of products, whether through traditional retail outlet or through membership or discount or wholesale establishments selling to the end user consumer or to other wholesalers.

     "SBC Accessory Contract" - means the contract between Southwestern Bell Mobile Systems and certain of its affiliates and CellStar, Ltd. for the purchase of accessories, Master Agreement 99006052.

     "Standard Cost - means the cost maintained in PBMS Branch Plants and used in Product Invoices for all shipments to PBMS and Customers for products, Components or kits sold to Customers or to PBMS. The Standard Cost is (i) PBMS' price negotiated with Product Suppliers for goods to be purchased by CellStar; or (ii) a price that is mutually agreed upon by both parties.

     "Traditional Credit Risk" - means the risk associated with the financial strength and ability to pay of a Customer, but specifically excludes Customer chargebacks and other deductions to (i) Customer claims against PBMS for commissions, co-op, advertising credits, special program funding and the like; (ii) claims based on contracts executed between PBMS and the Customer; or (iii) claims based on agreements between Customers and PBMS employees, both written and unwritten. Nothing in this herein shall be deemed to relieve CellStar of its responsibility to fulfill Orders in accordance with Specifications and Fulfillment, kitting and assembly services as defined.

Paragraph 2 of the Original Agreement shall be replaced in its entirety as follows:

2.   TERM OF AGREEMENT

     a. This Agreement shall become effective as of the date stated above (the "Effective Date"), and unless sooner terminated or canceled as provided herein, shall continue through March 31, 2000.

     b. Either CellStar or PBMS may terminate this Agreement upon one hundred and fifty (150) calendar days' prior written notice ("Notice Date") to the other setting forth the effective date of such termination. The termination, cancellation or expiration of this Agreement shall not affect the obligations of the parties under any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order (including, without limitation, terms governing invoicing, payment and returns) as if this Agreement had not expired, or been terminated or

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163


        canceled. Within one hundred and eighty (180) days after the Notice Date, PBMS agrees to purchase any Dedicated Products remaining in PBMS Branch Plants. The purchase price for such inventory shall be the Actual Cost net of any Purchase Price Variance and Price Protection already applied by CellStar for such inventory. CellStar shall pay to PBMS all such amounts received by CellStar from Product Suppliers either before or after termination of the agreement for Dedicated Products . No shipping or handling fees will be applied to unassembled Products, except for the actual costs associated with the shipment of Products to a location designated by PBMS. On the Notice Date, an Inventory Hold-Back equal to the lesser of *** ******* dollars ($**********) or **% of the Net Inventory Purchased will be calculated and deducted from the first weekly wire transfer following the Notice Date. On a monthly basis, any difference in the Inventory Hold-Back will be paid to CellStar within ten (10) business days after the amount is calculated by CellStar. Upon termination of the contract, the Inventory Hold-Back will be repaid to CellStar within thirty (30) days after the final shipment of Products to PBMS or its Customers has been verified.

Paragraph 4 of the Original Agreement shall be replaced in its entirety as follows:

4.   SCOPE OF WORK

     This Section 4 describes the principles of the relationship between PBMS and CellStar and describes CellStar's provision of Products and value added Services, including but not limited to, sourcing, inventory, assembly, credit, collections and Fulfillment Services to support Product distribution to PBMS' Customers. Unless CellStar obtains PBMS' prior written approval, all Fulfillment Services hereunder will be performed in Dallas County Texas or in Chino, California, San Bernardino County California.

     4.1  External Relationships

          4.1.1     Sourcing
                    a. PBMS has entered into, or may enter into, agreements ("PBMS/supplier agreements") with certain manufacturers or suppliers (hereinafter individually and collectively "Product Suppliers") for the purchase of Products. CellStar agrees that it shall, upon receipt of a CellStar Order Request by PBMS, place a CellStar Order under the PBMS/supplier agreement specified by PBMS for the quantity of Dedicated Products identified by PBMS in such CellStar Order Request.
                    b. With respect to each PBMS/Supplier agreement, PBMS shall provide CellStar with a separate written description of any terms of such agreement with which CellStar is expected to comply (the "Supplier Terms"). Subject to subsection c. below, if CellStar cannot abide by any Supplier Terms provided by PBMS, CellStar's Account Manager shall no later than the close of the following business day after PBMS' CellStar Order Request,

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                MASTER AGREEMENT NO. P/PS-960163

                        notify PBMS's Chief Financial Officer or designee and shall not proceed with placing a CellStar Order under the applicable agreement until PBMS and CellStar expressly agree otherwise in writing. Further terms applicable to CellStar's use of PBMS/supplier agreements are set forth in Section 4.1.2 below and in Section 4.4.
                    c. Notwithstanding anything to the contrary contained herein and notwithstanding the placement of any CellStar Order under any PBMS/Supplier Agreement, CellStar shall not be responsible for complying with the terms of any PBMS/Supplier agreement unless CellStar has received the applicable Supplier Terms and has had at least five (5) business days to review such terms prior to making any CellStar Order. CellStar will notify PBMS in writing if
                        (i) CellStar has received notification from a PBMS product supplier that it is not in compliance with any term of a PBMS/Supplier Agreement, or (ii) CellStar has reason to believe it is not in compliance with a PBMS/supplier agreement.
                    d. All returned goods are the property of PBMS and will be maintained by CellStar in accordance with PBMS' instructions for processing, storage and disposition as described in Exhibits B, H and I.

          4.1.2     Product Suppliers

                    a. Where the term "Product Supplier" is used, it means the supplier providing Dedicated Products to CellStar under a CellStar Order issued pursuant to the PBMS/supplier agreement.
                    b. With respect to Dedicated Products, PBMS will be responsible for Product Supplier selection and certification, product selection, pricing and contract negotiations for Dedicated Products. As to each CellStar Order for Dedicated Products, PBMS shall pass through to CellStar the rights of PBMS under the PBMS/supplier agreement, including but not limited to, Product Supplier indemnity and warranties applicable to CellStar's use of the Dedicated Products, to the extent allowed by the Product Supplier. Nothing in this Agreement shall diminish any pass-through warranties, indemnity or other rights extended to CellStar through PBMS, by the Product Suppliers.
                    c. If PBMS directs CellStar to issue a CellStar Order for the purchase of Dedicated Products under a PBMS/supplier agreement, PBMS will ensure that the Product Supplier has granted CellStar all necessary rights to place that CellStar Order.
                    d. Subject to the terms hereof, CellStar will purchase, receive, inventory, pack for shipping, ship, and disburse Dedicated Products received from the Product Suppliers as requested in CellStar Order Requests.
                    e. The parties acknowledge and agree that CellStar shall not be responsible for the quality control with respect to OEM products

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                        and dry goods, provided that, CellStar agrees to inspect for obvious, visible damage and flaws, and to notify PBMS of any such obvious, visible damages and flaws within three (3) business days of receipt of the applicable product. CellStar will segregate such flawed OEM products and dry goods from its other usable inventory and hold these items out of production until such time as PBMS can inspect the goods.

          4.1.3     Retailers
                    a. Generally all Customer contact, with the exception of 4.1.3.b will be through PBMS.
                    b. Generally, Customer contact related to Customer payment, credit and collections will be handled through CellStar.
                    c. CellStar will ship Products to Customers based on the price per unit included in the Order as provided to CellStar via EDI or like transmission, and invoice Customers via Customer Invoices at PBMS' direction as stated in the applicable Order. Each Customer Invoice will be issued to the Customer no later than one day after the product is shipped and will indicate the payment terms, quantity shipped, PBMS item number, PBMS order number, and PBMS pricing as communicated in the Order. All Customer Invoices represent amounts owed to PBMS for product shipped and returned. Refer to Exhibit E for an example of a Customer Invoice.
                    d. CellStar will process Customer returns in accordance with Exhibit H, PBMS Retail Return Policy.

     4.2  Working Relationship

          The following processes describe the working relationship between PBMS and CellStar.

          4.2.1     Dedicated Product Inventory Ownership and Management
                    a. CellStar will maintain inventories of Dedicated Product owned by PBMS in its facilities and will be responsible for risk of physical loss or damage, and any reasonably requested insurance.
                    b. With respect to minimum safety stock levels and build requirements at the SKU level (collectively, "Inventory Requirements"), PBMS shall provide to CellStar's Account Manager on a monthly basis, within ten (10) calendar days prior to the end of each calendar month, (i) a written non-binding rolling Inventory Requirements forecast for the next ninety (90) calendar days; (ii) a written non-binding rolling Inventory Requirements forecast for the next sixty (60) calendar days (the "Sixty Day Forecast"); and (iii) a written firm Inventory

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                        Requirements forecast for the next thirty (30) calendar days (the "Thirty Day Forecast"). CellStar will notify PBMS of purchase requirements to meet Dedicated Product inventory requirements in accordance with such forecasts With respect to minimum shipping requirements (collectively, "Shipping Requirements"), PBMS shall provide to CellStar's Account Manager on a monthly basis, within ten (10) calendar days prior to the end of each calendar month, (i) a written non-binding rolling Shipping Requirements forecast for the next Sixty (60) calendar days; (ii) a written non-binding rolling Shipping Requirements forecast for the next Thirty (30) calendar days (the "Thirty Day Forecast") and, on Wednesday of each week, (iii) a written firm Shipping Requirements forecast for the next seven (7) calendar days (the "Seven Day Shipping Forecast"). CellStar will ship Dedicated Product inventory Orders as submitted by PBMS subject to PBMS approval in certain cases as stated in 4.1.1.b. If (a) Dedicated Products included in purchase orders requested by PBMS to be shipped to Customers (other than Orders on credit hold) and/or to PBMS are in excess of 25% above the amount set forth in the Sixty Day Forecast or (b) if Dedicated Products included in purchase orders requested by PBMS to be shipped to Customers (other than Orders on credit hold) and/or to PBMS are in excess of the amount set forth in the Thirty (30) Day Forecast (either (a) and (b) above are herein after referred to as an "Incorrect Forecast"), CellStar will make commercially reasonable efforts to assemble, package and ship such excess amount by the requested delivery date set forth in the Order; provided, however, CellStar shall not be obligated to meet such deadline. If (a) Dedicated Products included in Orders requested by PBMS to be shipped to Customers (other than Orders on credit hold) and/or to PBMS are in excess of 25% above the amount set forth in the Sixty Day Forecast or (b) if Dedicated Products included in purchase orders requested by PBMS to be shipped to Customers (other than Orders on credit hold) and/or to PBMS are in excess of the 10% of the amount set forth in the Thirty (30) Day Forecast (either (a) and (b) above are herein after referred to as an "Incorrect Forecast"), CellStar will make commercially reasonable efforts to ship such excess amount by the requested delivery date set forth in the Order; provided, however, CellStar shall not be obligated to meet such deadline. PBMS shall reimburse CellStar for any extraordinary expenses incurred by CellStar as a result of any Incorrect Forecast as defined above, if extraordinary expenses are approved by PBMS in advance of being incurred by CellStar. For the purposes of this section, extraordinary expenses are defined as the overtime premium associated with shipping and assembly labor and

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                        incremental freight above standard shipping terms for Component deliveries from manufacturers.
                    c. PBMS's Chief Financial Officer or the CFO's designee will approve (via email or facsimile) to CellStar's Procurement Director within three (3) business days of CellStar's request for approval of CellStar Orders, all CellStar Orders for handsets, SIM cards, transfer of all Components into or out of a PBMS Branch Plant, and all individual CellStar Orders prior to CellStar committing to a CellStar Orders. CellStar shall have no responsibility or liability with respect to any such CellStar Order until such approval has been received.
                    d. PBMS and CellStar recognize that Product Suppliers may prohibit sale of handsets outside PBMS' service territory. In light of that recognition, PBMS and CellStar shall work cooperatively with the Product Suppliers to dispose of slow-moving handsets. If CellStar wishes to sell Dedicated Products to third parties in addition to PBMS' Customers, CellStar shall
                        1) gain the written consent of PBMS Chief Financial Officer prior to the sale, and 2) if requested by PBMS and at a charge to be agreed upon, remove the Insignia from the Product.
                    e. CellStar will provide a working area for PBMS to perform quality control inspections and Product warranty processing performed by manufacturers on inbound Dedicated Products as reasonably required by PBMS.

          4.2.2     Product Assembly
                    a. CellStar will assemble the kits from Components and PBMS-approved packaging, insert the SIM into the holder in the transceiver, and label packages to PBMS' specifications as set forth in the applicable Bill of Materials.
                    b. CellStar will control the security and data collection processes for SIM cards.


          4.2.3     Credit Line Administration, Order Processing and Fulfillment
                    a. PBMS' Order Processing systems shall be capable of accepting Orders from Customers.
                    b. PBMS will determine and administer all Order processing procedures, specific Customer Order packaging requirements, pricing, sales and marketing relationships with its Customers.
                    c. PBMS will pass Customer shipping instructions (including without limitation, Order packaging and labeling specifications), and billing information to CellStar electronically through the PBMS Order Processing system, or in such other written manner used by PBMS to communicate the information.
                    d. CellStar shall generate a packing list for each Order, which will include the SIM and IMEI for each item shipped on the Order.

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                    e. CellStar will maintain electronic files of the SIM and IMEI shipped for each Order.
                    f. CellStar will provide Retailer credit line administration for Orders received from PBMS. CellStar's credit line administration shall include making recommendations to PBMS in establishing and maintaining credit lines for Customers; setting credit lines in accordance with CellStar's recommendations unless PBMS instructs otherwise; monitoring Customer adherence to credit lines; managing accounts receivable to obtain the timely remittance of payments within established terms; and placing Customers on credit hold for delinquency, orders placed in excess of credit limit, or failure to remit payments on time with good funds. CellStar will not write-off any accounts receivable without prior written approval of PBMS. Exceptions to CellStar's credit administration procedures will not be made without prior approval by PBMS' Chief Financial Officer or designee and PBMS assumes responsibility for Customer credit risk with respect to such approved exceptions. In the event that CellStar is unable to collect the amounts due from a Customer due to Traditional Credit Risk exceptions to credit lines approved by the PBMS CFO or designee, then PBMS will hold CellStar harmless for the amounts unpaid in excess of the credit line established by CellStar, unless other arrangements are agreed to in writing by PBMS and CellStar. Customer balances determined to be uncollectable will be excluded from the computation of any Hold Back Amount under this Agreement. CellStar assumes responsibility for all other Traditional Credit Risk subject to a cap of the Net Accounts Receivable Hold Back. PBMS is not responsible for CellStar's costs to collect amounts owed by Retailers, under this subsection, unless agreed to in writing by PBMS' Chief Financial Officer or designee, prior to those costs being incurred.
                    g. PBMS shall be responsible for Customer charges or deductions for allowances and other debits unrelated to Traditional Credit Risk, provided that CellStar provides PBMS with the applicable Proof of Delivery and timely notifies PMBS of such debits as described in Section
                        4.2.3 (i); and provided further that nothing herein shall be deemed to relieve CellStar of its responsibility to fulfill Orders in accordance with Specifications (e.g. CellStar's responsibilities with respect to Order accuracy and shipment in accordance with shipping instructions) and Fulfillment and kitting accuracy (e.g. labeling, contents per Bill of Material). If PBMS in good faith believes that any Customer deduction for allowances, etc. are the result of CellStar's failure to perform as described herein (based on CellStar's receipt from PBMS of a (i) Performance Notification Form, in the form attached as Exhibit

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                                                MASTER AGREEMENT NO. P/PS-960163

                        G within two (2) business days of the Retailer's receipt (or non-receipt, if applicable) of the applicable shipment, or (ii) electronic or facsimile notification of the dispute within two (2) business day of the Retailer's receipt (or non-receipt, if applicable) of the applicable shipment, in the case of discrepancies, then PBMS will notify and present the issue to CellStar for resolution as set forth in Section 4.2.3 (j) below, including correcting the Customers account and PBMS' inventory, as applicable. PBMS and CellStar recognize that some discrepancies may not be reasonably detected within the time guidelines established above, including labeling accuracy of master cartons and kits, and contents of master cartons and kits. In these instances, the notification guidelines above apply to the date of discovery of the error by the Customer.
                    h. CellStar shall provide all Fulfillment Services with respect to Customer Orders.
                    i. CellStar will notify PBMS (via a copy of the Retailer's check) within ten (10) business days of deposit in its bank account, of any deduction by a Retailer for any reason, including returned goods, as set forth in
                        Section 4.2.4 (d) below. CellStar will notify PBMS of any differences between the quantity and dollar amount of goods returned by a Retailer and amount deducted by that Retailer for such return in accordance with the requirements of subsection (j) below. Such notice of Retailer deductions shall be via the following reports:
                        RMA Customer Reconciliation Report and Retailer Discrepancy Report, which are provided monthly to PBMS.
                    j. If CellStar believes that it cannot collect an amount due to PBMS for an amount deducted by a Retailer under this section, then CellStar shall notify PBMS in writing of the amount owed as stated in Section 4.2.4 (d) or
                        Section 4.2.3 (g) above. PBMS has ten (10) business days from the date of notification by CellStar to dispute the amount in accordance with the requirements of subsection
                        (k) below. If PBMS does dispute the amount notified by CellStar within ten (10) business days and CellStar does not dispute PBMS' notification with in the ten (10) business days, PBMS will omit payment of the amount from future electronic wire transfer payments to CellStar. If PBMS and CellStar are unable to agree on the amounts owed, the provisions of Section 49 will apply.
                    k. If PBMS believes, based on a completed Performance Notification Form provided to CellStar in accordance with subsection (g) above, that CellStar owes PBMS for an amount deducted by a Retailer under this section, then PBMS shall provide CellStar with written notification of the dispute (including a copy of the applicable Performance Notification Form), detailing the facts surrounding the non-performance and

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                                                MASTER AGREEMENT NO. P/PS-960163

                        stating the amount in dispute. Such notification will be provided to CellStar within ten (10) business days of the notification by CellStar of a Customer deduction. CellStar shall have ten (10) business days from the date of notification by PBMS to dispute the claim of non-performance. If CellStar does dispute the claim within ten (10) business days and PBMS does not dispute CellStar's notification within ten (10) business days from the date of CellStar's notification, PBMS will invoice CellStar for the disputed amount or will deduct the disputed amount from future electronic wire transfer payments to PBMS. If CellStar and PBMS are unable to agree on amounts owed, the provisions of Section 49 will apply.


          4.2.4     Accounts Receivable, Invoicing and Collections
                    a. PBMS will own Net Accounts Receivable, including all invoices, receipts, credits and adjustments issued to its Customers pursuant to Orders and documented as described below.
                    b. CellStar will invoice Retailers on behalf of PBMS upon Product shipment in accordance with net 30-day terms, except for those Retailers with whom PBMS has terms in excess of 30 days.
                    c. CellStar will collect payments from Retailers on behalf of PBMS.
                    d. CellStar will perform payment reconciliation with Retailers to assist PBMS in properly classifying deductions and resolving disputes for unauthorized Customer deductions from invoices and will provide reconciliations to PBMS as described in Exhibit F. If CellStar believes the difference cannot be collected by CellStar, then CellStar will provide detail of collection efforts with the Retailer, including the individuals contacted, phone numbers and dates called, and copies of any correspondence. Subject to PBMS's rights under Section 4.2.3.g with respect to Performance Notification Forms, PBMS will not deduct from amounts owed CellStar for all Customer deductions not associated with Traditional Credit Risk within ten (10) day time period set forth in Section 4.2.3 (j) above whether authorized or otherwise, if notified in accordance with the procedure set forth in this Section 4.2.3 (i). If either PBMS or CellStar disputes the amount billed by the either party, the provisions of Section 4.2.3 (i) and (j), respectively, will apply.
                    e. Previous to the effective date of this agreement, if PBMS reimbursed CellStar for a Customer deduction and CellStar subsequently collects the deduction from the Customer, either through direct cash payment or application of outstanding credit issued to the Customer, CellStar shall credit PBMS that amount as part of the next weekly wire reconciliation.

                         PROPRIETARY AND CONFIDENTIAL
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                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163

                    f. On a weekly basis, CellStar will provide a Product Invoice and a recap of Product Invoices to PBMS for Products shipped to the Customer. Each Product Invoice will correspond to the Customer Invoice and will be issued on the same day as the Customer Invoice and will indicate the quantity shipped, PBMS item number, PBMS order number, PBMS Standard Cost, and include PBMS for Service Fees and freight charged to PBMS by CellStar per Exhibit B. An example of the Product Invoice is included in Exhibit E.
                    g. CellStar will provide information to PBMS regarding Orders on credit hold twice each day.
                    h. CellStar will inform PBMS' Chief Financial Officer of Retailers which have a net amount due of a credit balance and will refund the net amount due credit balances to Retailers upon written request by the Retailers, subject to approval by PBMS' Chief Financial Officer or designee. CellStar will refund the credit balance on behalf of PBMS as approved by PBMS, provided that debit balances and deductions requested by PBMS's CFO or designee will be offset prior to refund. At the time of settlement, copies of Retailer acceptance of credit balance to be refunded will be provided to PBMS.

          4.2.5     Inventory Accounting and Control
                    CellStar covenants and agrees to employ methods of inventory accounting and control that are in accordance with generally accepted accounting principles.

          4.2.6     Maintenance of Books and Records and Reports
                    a. CellStar covenants and agrees to maintain books and records covering all transactions under this Agreement and shall make such existing books and records available for PBMS' inspection upon five (5) business days' notice from PBMS' Chief Financial Officer to CellStar's Account Manager, including CPA auditors from a major accounting firm hired by or engaged by PBMS, by and through CellStar's representatives and agents, during regular business hours on any business day. All other books and records required to meet CellStar requirements with respect to generally accepted accounting procedures will be made available upon ten (10) business days' notice from PBMS' Chief Financial Officer to CellStar's Account Manager.
                    b. CellStar shall provide to PBMS on a routine basis reports described in Exhibit F Additional reports regarding Products or Services or required for CellStar to meet reasonable information requests may be added to Exhibit F upon the mutual written agreement of the parties.

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                        Except Under Written Agreement

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                    c.  CellStar will make reasonable efforts to ensure that
                        data provided in the reports in Exhibit F and all requests for payment for Services and Product shipped under Orders are correct. If review and inspection of the data by PBMS proves that the quantities shown or dollar amounts provided in the informational reports does not meet the standards set forth on Exhibit F, PBMS will withhold the disputed amount until the discrepancy is resolved to mutual satisfaction of both parties. If review and inspection of data supporting an invoice payment submitted to PBMS by CellStar proves that the standards set forth on Exhibit F are not satisfied, PBMS will withhold the disputed amount until the discrepancy is resolved to mutual satisfaction of both parties. If PBMS and CellStar are unable to agree on the amounts owed, the provisions of Section 49 will apply.
                    d. CellStar may provide to PBMS access via the Internet to a CellStar managed website (the "Customer Access") to retrieve the reports set forth in Exhibit F. Such access shall be subject to applicable restrictions under CellStar's license arrangements with software providers.
                    e. PBMS will be responsible for installing and maintaining an adequate link to the Internet and for providing a stable, adequate desktop computer environment. CellStar agrees to support PBMS's browser software, provided that PBMS uses Microsoft or Netscape browser software.
                    f. PBMS agrees that is will appoint a site administrator to serve as an interface point for any computers/systems issues and that CellStar is not responsible for training that individual. PBMS agrees that such individual will be skilled in using the web browser software and EDI communication standards for those portions of such software in use from time to time under the agreement. PBMS's site administrator will be given ability to set-up user access, including passwords and levels of access to the website. PBMS hereby assumes all risks involving a breach of confidentiality hereunder by PBMS, its employees or any of its other agents or representatives; provided that the foregoing shall not apply with respect to any individual to whom CellStar has authorized access to the Customer Access, but who has not been granted such access by PBMS. CellStar and PBMS will grant access permission only to those individuals specifically authorized in writing by PBMS Chief Financial Officer. On two (2) business days notice demand, CellStar's Account Manager will provide to PBMS, a listing of all individuals (both CellStar and PBMS) authorized by CellStar to access the PBMS information. CellStar's Account Manager will modify access privileges of the site administrator within 4 hours of receipt of a written request by PBMS'sChief Financial Officer or designee to terminate access for the site administrator.

                         PROPRIETARY AND CONFIDENTIAL
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                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                    g.  PBMS will notify CellStar within two (2) business day of
                        PBMS's recognition of any issues with service involving the Customer Access.
                    h. CellStar will implement a disaster recovery plan for its JDEdwards systems which provide for no more than 72 hours break in Services plus two (2) business days to complete fulfillment of affected unshipped Orders, and offsite storage of PBMS data which would result in loss of no more than two (2) business days of invoicing, assembly and product testing activity. CellStar will provide an executed disaster recovery plan for review by PBMS upon request, and on the anniversary of the effective date of the Amended Agreement. Noncompliance with the first sentence of this section constitutes a material default in this Agreement and PBMS may cancel this Agreement immediately, notwithstanding the fifteen
                        (15) day period in Section 24.a.
                    i. PBMS shall acquire no license, ownership or other right to the Customer Access or any other software or intellectual property owned or used by CellStar except the right to use same as provided herein, and PMBS hereby acknowledges that, except as expressly provided in this Agreement, it shall not acquire any rights in respect thereof and that all such rights are, and shall remain, vested in CellStar.
                    j. Thirty (30) calendar days following termination of this Agreement PBMS's right to use the Customer Access shall cease and PBMS hereby empowers CellStar, and agrees to assist CellStar if requested, to cancel, revoke or withdraw any licenses or authorizations permitting PBMS to use the Customer Access. However, PBMS will not be liable for any financial penalties or charges in connection with this termination. Commencing with the date of termination and for the thirty (30) days following the date of termination (the "Transition Period"), CellStar will provide PBMS with files containing all information stored by CellStar on behalf of PBMS in a format reasonably requested by PBMS. During the Transition Period, CellStar will continue to provide PBMS with reporting and support similar to that provided during the terms of the Agreement. PBMS shall not use the Customer Access in any way that might violate CellStar's license agreement with any software provider, provided that a copy of the applicable terms has been provided to PBMS.
                    k. CellStar's and PBMS's electronic data interface standards shall be compatible by May 31, 1999.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163

          4.2.7     Inventory/Warehousing

                    CellStar shall separately inventory and warehouse Dedicated Products and CellStar shall separately inventory, warehouse and process returned Products. CellStar shall designate an area for Dedicated Products, and shall store SIM cards in a separate secure area, and in accordance with PBMS' reasonable instructions. PBMS recognizes that CellStar may store non-Dedicated Products in the same building as PBMS Dedicated Product inventories.

          4.2.8     Returns Processing
                    a. CellStar will process Customer returns from Retailers through its processing system.
                    b. Retailers and other Customers must contact PBMS and receive a Return Material Authorization ("RMA") for each Product return. For returns received with a proper RMA, CellStar will credit the Customer on behalf of PBMS for 100% of the price authorized to be credited under the applicable RMA. CellStar may refuse any return shipment
                        (i) which does not have a RMA number issued by PBMS or
                        (ii) with respect to which the RMA is not clearly visible on the outside of the box or shipping carton. PBMS will make reasonable commercial efforts to encourage Retailers to return RMA's on separate shipments. PBMS will cross-reference the Customer return number to the PBMS-assigned RMA number. CellStar will complete receiving audit processes as described in Exhibit B on any return shipment with a RMA number within the performance guidelines set forth in Exhibit H, but in no case longer than five (5) business days of CellStar's receipt of the returned Product. CellStar's return processing shall include but not be limited to insuring that the number of Product kits returned matches the amount specified in the RMA. If the amount of Product kits returned does not match the RMA, CellStar shall notify PBMS within the reporting guidelines set forth in Exhibit F, but in no case longer than five (5) business days of CellStar's receipt of the returned Products. With respect to any returns, CellStar will issue a report to PBMS which lists, by RMA, the quantities and Standard Cost for all non-reusable collateral material, any missing Components and any non-reusable items. An example of this report is included in Exhibit F.
                    c. PBMS will be responsible for setting the appropriate quality standards for all inventory stock items in the inventory master file. CellStar will determine the classifications of Products based upon PBMS return procedures. See Exhibit I, Classification of Product. CellStar shall not be responsible for quality of returned


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                                                MASTER AGREEMENT NO. P/PS-960163


                        products, if such products have been process in a timely basis in accordance with Exhibits H and I.
                     d. PBMS is responsible for filing claims for freight losses with its insurance carrier. CellStar will notify PBMS on the same day it is notified by a Customer of any potential loss or damage of product. Upon PBMS' request, CellStar will provide to PBMS the information required to submit a claim to PBMS's insurance carrier.
                    e. All Customer returns and Product Supplier warranty procedures for the Products shall be in accordance with Product Supplier guidelines or instructions from PBMS.
                    f. CellStar's returns audit, sort and breakdown, testing, and refurbishment guidelines are set forth in Exhibit H. CellStar's compensation for this performance is included in the per-item returns processing prices set forth in Exhibit B.

          4.2.9     Use of Fictitious Business Name
                    a. The parties understand and agree that CellStar will, for certain purposes, need to use the name "Pacific Bell Mobile Services Fulfillment" or such other substantially similar name as CellStar is able to register as an assumed name in the State of Texas and Dallas County, Texas, and in the State of California and San Bernardino County, California (the "Name"). PBMS hereby authorizes CellStar to use the Name for the following purposes: (i) receipt and acceptance of payment from Customers (including, without limitation, via lock-box wire transfer or check), (ii) inclusion in shipping collateral provided to Customers, (iii) invoicing of Customers and provision of Customer statements, (iv) written and oral correspondence with Customers, (v) such other purposes as are authorized in writing by PBMS and
                        (vi) collection activities; provided that any use of the Name by CellStar shall be in accordance with the guidelines provided by PBMS entitled "Four Basic Rules", incorporated by reference into this Agreement. PBMS further authorizes CellStar to register the Name with the Secretary of State of the State of Texas and in Dallas County, Texas and with the Secretary of State of the State of California and in San Bernardino County, California. CellStar's right to use the Name is a nonexclusive right and PBMS shall retain all ownership and intellectual property rights in the Name. Except as provided herein, CellStar shall not use the Name in any advertising or publicity matter without PBMS' prior written consent.

                    b. Upon expiration, termination or cancellation of this Agreement, CellStar may continue to use the Name only during the period the Services are transitioned to PBMS or its authorized


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                        contractor and for the purpose of receiving or
                        collecting remaining payments, if any, due CellStar or PBMS from Customers in connection with the Agreement (collectively, the "Collections Transition Period"). Upon the conclusion of the Collections Transition Period, and upon PBMS' request, CellStar shall confirm in writing that it has ceased all use of the Name and cancelled and withdrawn all registrations of the Name.

     4.3  Compensation

          PBMS shall make payments to CellStar as set forth below, and as set forth in Exhibits B.

          4.3.1     Dedicated Inventory

                    a. On a monthly basis, CellStar will invoice PBMS for all Products received in a PBMS Branch Plant and purchased pursuant to a CellStar Order per Section 4.1.1. ("CellStar Receipts Invoice").
                    b. On a weekly basis, PBMS will transfer cash to CellStar for Product Supplier invoices corresponding to Products received in a PBMS Branch plant and purchased pursuant to each CellStar Order, and for which payment is due to the Product Supplier in the next seven (7) days ("Vendor Invoice Requests"). Vendor Invoice Requests will be reconciled to CellStar Receipts Invoices and the corresponding Purchase Price Variance reported to PBMS.
                    c. On a monthly basis, the Net On-Hand in PBMS Branch Plants will be reconciled as the previous month's Net Inventory On-Hand, plus CellStar Receipts Invoices, less net Product Invoices and Price Protection reported for the month.. The difference between Net Inventory On-Hand and the on-hand inventory per PBMS Branch Plant at Standard Cost ("On-Hand Inventory") will be reconciled by CellStar. Any unsupported differences will reduce or increase the Net Inventory Purchased to an amount no lesser than the On-Hand Inventory.
                    d. On a monthly basis, the outstanding amounts due to Product Suppliers will be reconciled to the difference between the Net Inventory Purchased and total Vendor Invoice Requests.
                    e. PBMS reserves the right to participate in CellStar's quarterly physical inventory counts of PBMS Branch Plants and to audit the reconciliation of the physical count to the counts per the PBMS Branch Plant. PBMS may, with no notice to CellStar, inspect and count all PBMS inventory, provided that CellStar is not held accountable for any delays in PBMS's product fulfillment and kitting operations and/or that PBMS does not delay other non-PBMS operations.


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                    f.  PBMS will reimburse CellStar for the actual cost of
                        standard ground transportation from the Product Supplier to CellStar. Exceptions to such standard ground transportation must be approved by PBMS prior to shipment by the Product Supplier.

          4.3.2  Credit for Customer Receivable
                    a. On a weekly basis, the cash received from Customers will be remitted to PBMS.
                    b. On a monthly basis, CellStar will reconcile cash received per the corresponding bank statements on behalf of PBMS ("Cash Receipts") to the Net Customer Invoices issued in the month plus the change in the Net Accounts Receivable from the beginning of the month to the end of the month ("Cash Rollforward"). Differences between the Cash Rollforward and the Cash Receipts will be adjusted by CellStar in the weekly wire following the calculation, but no later than the 20th day of the month after the basis month.
                    c. An Accounts Receivable Hold-Back equal to **% of the Net Accounts Receivable will be recalculated monthly. Any difference in the Net Accounts Receivable Hold-Back as of the end of the month will be paid to or deducted from weekly wire transfers to CellStar within ten (10) business days after the amount is reported by CellStar. Upon termination of the Contract, the Net Accounts Receivable Hold-Back will be repaid to CellStar ninety
                        (90) days after the Net Accounts Receivable with supporting documentation has been provided to PBMS.

          4.3.3     Returns
                    See Exhibit B for the fees to be billed to PBMS for Products returned by Customers.

          4.3.4     Purchase Price Variances and Price Protection
                    a. For PBMS Branch Plants, CellStar shall operate on the basis of a Standard Cost accounting system and shall prepare all Product Invoices at Standard Cost as noted in Section 4.2.4. CellStar shall change the Standard Cost and Bill of Materials only upon the express request of PBMS. Any change in Standard Cost will be documented by PBMS and will include the new Bill of Material and the change in standard cost for each Component within the Bill of Material. CellStar will change the Standard Cost in its system or establish a new Bill of Material and related Standard Cost within five (5) business days of receipt of a Bill of Material from PBMS.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                MASTER AGREEMENT NO. P/PS-960163


                    b. Within eight (8) business days after the end of each month (the "Month End"), CellStar shall report to PBMS all Purchase Price Variances and Price Protection for the account of PBMS. Such reports shall be effective as of the close of that month, provided that CellStar shall in no event be responsible for processing any invoices or credits to PBMS related to the change in price of any Components to the extent that CellStar has not changed the Standard Cost in its system because it has not received from PBMS the related Standard Cost change within six (6) days prior to the end of the month.

     4.4  PBMS/Supplier Agreements
          a. PBMS has included in PBMS/supplier agreements the right for a third party distributor, such as CellStar, to execute Orders under the PBMS/supplier agreements for the purchase of PCS products. As necessary and as permitted by nondisclosure agreements between PBMS and its suppliers, PBMS agrees to provide CellStar a copy of the PBMS/supplier agreements (or pertinent extracts) in order for CellStar to order Dedicated Products only as PBMS may direct, and not for the purpose of ordering products for any of CellStar's other customers. CellStar agrees to keep the terms of the supplier agreements strictly confidential and not to disclose the terms of the PBMS/supplier agreements, including pricing, to any third party, without PBMS' prior written consent, unless that third party has a legitimate need to know in the performance of services to CellStar, and is covered by an appropriate confidentiality agreement prior to accessing the Information. "Third parties" shall include without limitation, any potential competitors of the Product Suppliers, including competitors that are partners or third parties holding any form of equity interest in CellStar.

          b. In addition to the above (and subject to CellStar's rights under Section 4.1.1. above regarding instances, if any, in which CellStar (i) has notified PBMS that it cannot comply with Supplier Terms prior to executing a CellStar Order and/or (ii) has not received the Supplier Terms relating to the PBMS/Supplier agreement which resulted in non-compliance prior to PBMS's request that CellStar place a CellStar Order), CellStar agrees to abide by Supplier Terms. CellStar may not add any supplementary or conflicting terms to any CellStar Order under a PBMS/supplier agreement without PBMS' prior written consent. The right to receive any liquidated damages, credits, market development funds, co-operative advertising funds, promotional monies or other such payments under a PBMS/supplier agreement shall belong exclusively to PBMS whether or not CellStar executed a CellStar Order for Dedicated Products in connection with the Product Supplier's payment of liquidated damages, promotional monies or other such payments. In the event the Product Supplier pays any such liquidated damages, promotional monies or other such payments to CellStar in connection with Dedicated Products,


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                    CellStar shall immediately credit those funds to PBMS on the next scheduled wire transfer without set-off, administrative charge or deduction of any kind.

          c. In connection with a CellStar Order for Dedicated Products under a PBMS/supplier agreement for which PBMS was notified of the due date on a timely basis under Section 4.3.1 and payment was made by PBMS, if CellStar does not or, believes it cannot, make full payment to any Product Supplier within 30 days following product delivery by the Product Supplier under the applicable CellStar Order (other than due to recovering discrepancies), CellStar's Account Manager shall notify PBMS's Chief Financial Officer immediately and provide information concerning the reason for the nonpayment. CellStar will not be responsible for timely payment in the event that PBMS does not pay the Product supplier invoices to CellStar on a timely basis. Notwithstanding the foregoing, CellStar agrees to make reasonable best efforts to make payment to the Product Suppliers when due and, subject to CellStar's right to cure under Section 24, CellStar expressly acknowledges that failure to do so shall result in a material breach by CellStar of the terms of this Agreement, unless PBMS expressly waives CellStar's breach in writing.

          d. In the event that this Agreement expires or is terminated or canceled, any credits, including default amounts remaining in PBMS' account, shall be credited to PBMS in the next scheduled wire transfer within thirty (30) days of such expiration, termination or cancellation date. Additionally, PBMS may set-off any PBMS payment due CellStar, by the amount of credits due PBMS on the next scheduled wire transfer.

Paragraph 6 of the Original Agreement shall be replaced in its entirety as follows:

6.   PRICES
     Prices for services are set forth in Exhibit B. Price changes and prices for any Services set forth in Exhibit B shall be implemented only when agreed to in writing by both parties.

Paragraph 7 of the Original Agreement shall be replaced in its entirety as follows:

7.   INVOICING AND PAYMENT
     a. Promptly after shipment of Products to the Customer, CellStar shall render a Product Invoice to PBMS for each such shipment. The invoice shall identify and separately show quantities and prices for each item shipped and for Services provided, any shipping charges to be borne by PBMS, applicable sales or use taxes, any discounts and total amount due. On a weekly basis, CellStar will provide PBMS with an electronic copy of the previous week's Customer Invoices


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


        sent by CellStar to a Retailer or other Customer for the corresponding items, and an electronic file of the corresponding SIM and/or IMEI. On a weekly basis CellStar will prepare a report reconciling all of Product Invoices to Customer Invoices. Unreconciled invoices will be withheld from wire transfers until reconciled as outlined in Section 4.2. .
     b. On a weekly basis, CellStar shall prepare a weekly wire transfer invoice summarizing amounts due to or from CellStar as outlined in Section 4.3.
     c. On a monthly basis, CellStar shall prepare a reconciliation of the Net Inventory On-Hand, Net Inventory Purchased, outstanding Product Supplier liabilities, Net Accounts Receivable and a detailed outline of all other items due to (from) PBMS. Refer to Exhibit F for an example of this reconciliation.
     d. PBMS shall promptly pay CellStar (without deduction) via electronic funds transfer the amount due within five (5) business days after receipt of the weekly wire transfer invoice. PBMS has the right to withhold an amount equal to the Product Invoice for shipments for which it has not received the corresponding Customer invoice and SIM/IMEI files on a timely basis. PBMS will pay CellStar for the shipment and deduct the corresponding amount due from the Customer in the next scheduled wire transfer five (5) business days after receipt of the missing items. Upon (5) business days notice, CellStar will provide to PBMS copies of the original invoice sent to Retailers, not to exceed 25 invoices per request. PBMS will not take any deductions from CellStar invoicing to PBMS unless the provisions of 7.e, f and g below are followed. PBMS shall have the right to dispute the invoicing presented in accordance with the procedures set forth in subsection (f.) below.
     e. CellStar shall render a separate invoice to PBMS for Other Charges not already described in Sections 4.2.4, 4.2.5 and 7.a. Such invoice shall identify and separately state each charge. Documentation will include detail support of the item invoiced (e.g., applicable contract section.) PBMS shall contest any questionable charges within ten (10) business days of receipt of an invoice and supporting detail for Other Charges. If PBMS does not contest any of the Other Charges, PBMS shall pay CellStar the amount due via electronic funds transfer within ten (10) business days after receipt of the invoice unless CellStar cannot provide the justification provided for in subsection e below.
     f. If PBMS disputes any invoice rendered under subsections a or b above, PBMS' Chief Financial Officer shall notify CellStar's Accounting and Credit Departments of the detailed reasons for such dispute via electronic mail within ten (10) business days of receipt of the applicable invoice. CellStar will have ten (10) business days from receipt of PBMS' notice to provide PBMS with justification for the invoicing. If CellStar is unable to provide justification within such time provided that, if and when CellStar can prove that the invoicing is correct, PBMS shall reimburse CellStar for any deduction taken. Such reimbursement shall be due on the day of the next scheduled wire transfer.
     g. Notwithstanding the foregoing, PBMS reserves the right to make deductions from any outstanding invoice to the extent such deductions relate to errors of CellStar in performing Services as defined under this Agreement (e.g. errors in labeling Products, shipping instructions in Orders.). PBMS shall deduct the funds ten (10) days after written notice to CellStar. If CellStar disputes the deduction,


                         PROPRIETARY AND CONFIDENTIAL
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                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


        the parties shall negotiate in good faith to resolve the claim. If the parties do not agree, the provisions of Section 48 regarding notification and payment provisions will apply. However, if no funds are payable to CellStar for a period of 21 business days, and the amount owed by CellStar to PBMS is over $********, then CellStar shall remit payment to PBMS via electronic funds transfer. If no funds are payable to PBMS for a period of 21 business days, and the amount owed by PBMS to CellStar is over $*******, then PBMS shall remit payment to CellStar via electronic funds transfer.
     h. With respect to Section 7.a. and b. above, upon agreement by both parties, amounts due for transactions under such Sections may be consolidated for the purpose of the single transfer of funds. Nothing in this paragraph g. however, limits PBMS' right to make deductions, credits or set-off against payments due CellStar as set forth in various provisions in this Agreement.

Paragraph 8 of the Original Agreement shall be replaced in its entirety as follows:

8.   SHIPPING AND PACKING
     a. CellStar shall ship all Orders to PBMS' Customers according to the specific shipping instructions for that Customer, unless PBMS specifies other instructions in the applicable Order or Amended Order, provided that CellStar shall have had a reasonable opportunity but in no event less than two (2) business days (with the exception of an individual Amended Order subject to Section 43.b) to (i) review the applicable Customer's standard shipping instructions prior to receipt of such Order, or (ii) make arrangements to accommodate any special instructions of such Customer. PBMS agrees to reimburse CellStar for actual freight charges. Whenever possible however, CellStar shall use the lowest priced shipping carrier (at contract carrier prices which are less than tariffed prices) that is capable of shipping the Products on time and meeting all other PBMS's requirements for shipping. In the event the Order or Amended Order contains other shipping instructions, then notwithstanding the section entitled "Order of Precedence" in this Agreement, the Order shall take precedence over the shipping instructions. All shipments shall originate in Dallas County Texas or San Bernardino County California unless CellStar obtains the prior written approval from PBMS' Chief Financial Officer or designee to ship from another point of origin.
     b. CellStar shall ship Products as specified in PBMS' Order or Amended Order to meet PBMS' specified shipment method and arrival date as described herein and in Section 43. CellStar shall be responsible for freight costs associated with any delivery that arrives late as a result of CellStar's error; provided that if PBMS requires a specific shipping carrier, CellStar shall not be responsible to the extent that PBMS's specified arrival date cannot be met via such shipping carrier. Provided that CellStar has received the applicable Order within the time specified in Section 43, if Products do not reach their destination by the specified arrival date, CellStar shall be responsible for any incremental freight cost to deliver the products within 24-hours of the date that CellStar becomes aware that it did not deliver the goods on the specified arrival date or the date CellStar is


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                      -26-
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                                                MASTER AGREEMENT NO. P/PS-960163


        notified either by PBMS or the Customer, that the goods are not delivered on the specified arrival date, provided that CellStar shall not be responsible for non-performance of the shipping carriers.
     c. Marking and labeling ("Marking") of packages may vary depending on Product and Order type. Standard Markings shall include Markings which are or shall be required by applicable laws and regulations governing the environment and hazardous materials/wastes, Order number, container number, ship-to address, return address, date shipped and gross weight, where applicable.


Paragraph 9 of the Original Agreement shall be replaced in its entirety as follows:

9.   TAXES
     a. PBMS shall reimburse CellStar the cost of all sales and use taxes and import and export duties, and other governmental fees to the extent related to PBMS' Orders not otherwise included in the invoice for the original shipment to PBMS Customers.
     b. CellStar agrees to pay, and to hold PBMS harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as a result of the delay or failure of CellStar for any reason to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by CellStar.
     c. If PBMS is exempt from payment of any applicable sales and/or use tax upon PBMS's Chief Financial Officer notifying CellStar's Account Manager of the basis for claiming such exemption CellStar agrees to take all legal and proper steps to sell the Products free of sales and/or use tax or to act as PBMS' agent in applying for any applicable rebate of tax. PBMS will, upon request furnish CellStar with any applicable tax exemption number.

Paragraph 10 of the Original Agreement shall be replaced in its entirety as follows:

10.  RECORDS AND AUDITS
     CellStar shall maintain records of all matters which relate to CellStar's obligations hereunder in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit. Unless otherwise provided in this Agreement, CellStar shall retain such records for a period of four (4) years from the date of final payment under the Order to which such records relate. To the extent that such records may be relevant in determining if CellStar is complying with its obligations under the applicable Order, PBMS and its authorized representatives shall, at any time, upon reasonable advance notice, no more than five (5) business days, from PBMS's Chief Financial Officer to CellStar's Account Manager, have access to such existing records for inspection and audit during normal business hours. All records required to comply under this section will be made available, upon reasonable advance notice, not more than ten (10) business days, from PBMS's Chief Financial Officer to CellStar's Accounting Manager.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


Paragraph 14 of the Original Agreement shall be replaced in its entirety as follows:

14.  INSURANCE
     Any and all insurance, including Worker's Compensation Insurance, that may be required under the laws, ordinances, and regulations of any governmental authority, with respect to CellStar's performance under this Agreement, is and shall be the sole responsibility of CellStar.
     a. Without in any way limiting CellStar's indemnification obligations hereunder, CellStar shall maintain the following insurance:

          i) Commercial General Liability (Bodily Injury and Property Damage) Insurance including the following supplementary coverages:
                    1. Contractual Liability to cover liability assumed under this Agreement;
                    2.  Personal Injury Liability;
                    3.  Product and Completed Operations Liability Insurance;
                    4.  Property Damage Liability Insurance;
          ii) Business Automobile Liability Insurance if any of CellStar's employee owned, leased, hired or borrowed automobiles are used in the performance of this Agreement. Coverage shall be in force for all owned, non-owned and hired automobiles used by CellStar.
          iii) The limit of the liability for insurance required above shall not be less than two million dollars ($2,000,000) combined single limit per occurrence.

     b.   The insurance specified above shall:

          i) Name PBMS, its Affiliates, directors, agents and employees as additional insureds in matters covered by this Agreement and as their interest may appear, at CellStar's sole expense;
          ii) Provide that such insurance is primary coverage with respect to all insureds;
          iii) Contain a Standard Cross Liability Endorsement which provides that the liability insurance applies separately to each insured;
          iv) Contain a waiver of subrogation and an assignment of statutory lien against PBMS for purposes of Worker's Compensation Insurance;
          v) Include a requirement that the insurer provide PBMS with thirty (30) days written notice to PBMS prior to the effective date of any cancellation or material change of the policy or policies of insurance;
          vi) Have insurance issued by insurance companies that hold a current rating of not less than B/VII, according to Best's Key Rating Guide.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


     c. CellStar shall provide PBMS with a Certificate of Insurance executed by a duly authorized representative of the insurer evidencing the coverages, limits, and provisions specified above.
     d. If CellStar's insurance is on "claims-made" basis, CellStar's obligation to maintain the insurance and to provide policy endorsements required herein shall survive the termination of this Agreement for a period of one (1) year.
     e. CellStar shall provide to PBMS annually a statement of Net Inventory or hand in a form reasonably acceptable to PBMS' Risk Management department.

Paragraph 23 of the Original Agreement shall be replaced in its entirety as follows:

23.  CHANGES, SUSPENSIONS AND TERMINATIONS
     a. PBMS may, by notice to CellStar's Account Manager, immediately change, suspend or terminate, in whole or in part, the shipment of Products and the performance of Services or any Order. In the event of such suspension, change or termination, PBMS shall pay to CellStar the reasonable cost of shipping incurred and kits build up to the date of said suspension, change or termination. PBMS shall not be responsible for any other costs of shipment or costs of Services performed prior to termination. To the extent that CellStar Orders cannot be cancelled by either CellStar or PBMS, PBMS will assume responsibility for open CellStar Orders specifically approved by PBMS in writing prior to being placed by CellStar.
     b. If PBMS directs a change or suspension in an Order, the parties shall agree to any adjustments in prices or dates necessitated thereby and shall execute a revised Order reflecting such adjustments.
     c. Subject to Section 40 below, CellStar may not, without PBMS' prior written consent, make any changes whatsoever with respect to the Products or Services specified in any Order hereunder.

Paragraph 25 of the Original Agreement shall be replaced in its entirety as follows:

25.  PARTIAL TERMINATION OR CANCELLATION
     Any termination or cancellation may, at PBMS' option, be either complete or partial. In the case of a partial termination or cancellation, PBMS may, at its option, accept a portion of the Services covered by an Order and pay CellStar for such Services at the prices set forth in such Order and the parties shall execute a revised Order to reflect such partial termination or cancellation. The right to cancel an Order shall also include the right to cancel any other affected Order.

Paragraph 26 of the Original Agreement shall be replaced in its entirety as follows:

26.  NONASSIGNMENT
     Except as otherwise provided by law, neither party shall assign its rights or delegate its duties ("Assignment") under this Agreement, without the prior written consent of the


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                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


     other party, which consent shall not be unreasonably withheld. Any attempted Assignment or delegation of duties in contravention of this section shall be void and of no effect. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of CellStar and PBMS. The assigning party shall provide thirty (30) days prior written notice to the other party of any proposed Assignment. The parties acknowledge and agree that some or all of this Agreement may be performed by National Auto Center, Inc., the general partner of CellStar.

Paragraph 27 of the Original Agreement shall be replaced in its entirety as follows:

27.  NOTICES
     Except as otherwise provided in this Agreement, or applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, 2) delivered to an agent, such as an overnight or similar delivery service, or 3) deposited in the United States Mail, postage prepaid, and addressed as follows:

     To:  CELLSTAR, LTD.
          1730 Briercroft Court
          Carrollton, TX  75006
          Attn.: General Counsel

     To:  PACIFIC BELL MOBILE SERVICES
          4420 Rosewood Dr. Bldg. 2, 4th Floor
          Pleasanton, CA  94588
          Attn.: Chief Financial Officer

     The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

Paragraph 41 of the Original Agreement shall be replaced in its entirety as follows:

41.  MBE/WBE/DVBE PARTICIPATION PLANS AND REPORTS
     CellStar commits to no goals for the participation of M/WBE and DVBE firms (as defined in the Section entitled "MBE/WBE/DVBE Cancellation Clause.)

     If, subsequent to the Effective Date, CellStar does commit to any such goals, CellStar will submit (i) Participation Plan outlining its M/WBE-DVBE goals and specific and detailed plans to achieve those goals (ii) an updated Participation Plan annually by the first week in January and (iii) M/WBE-DVBE Results Reports quarterly by the end of the first week following the close of each quarter, using the form attached hereto and incorporated herein as Exhibit A2. Participation Plans and Results Reports will be submitted to the Prime Supplier Results Manager.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


Paragraph 42 of the Original Agreement shall be replaced in its entirety as follows:

42.  MBE/WBE/DVBE CANCELLATION CLAUSE
     a. CellStar agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of CellStar or any subcontractor utilized by CellStar; or CellStar's failure to comply in good faith with any MBE/WBE/DVBE utilization goals established by CellStar; or CellStar's failure to cooperate in any investigation conducted by Pacific Bell, or by Pacific Bell's agent, to determine CellStar's compliance with this section, will constitute a material breach of this Agreement. In the event of any such breach, Pacific Bell may, at its option, cancel ("Cancel") this Agreement upon 20 days notice. CellStar acknowledges and agrees that Pacific Bell's right to Cancel is absolute and unconditional, and Pacific Bell shall not be subject to liability, nor shall CellStar have any right to suit for damages as a result of such cancellation.
     b. For purchases under this Agreement by Pacific Bell, Pacific Bell Directory, Pacific Bell Mobile Services, Pacific Bell Information Services, Pacific Bell Communications, and any other entity operating principally in California (collectively "California Affiliates"), Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which satisfy the requirements of paragraph c. below and are certified as MBEs/WBEs by the California Public Utilities Commission Clearinghouse ("CPUC-certified").
     c. For purchases under this Agreement by any entity that is not a California Affiliate, MBEs/WBEs are defined as businesses which satisfy the requirements of paragraph d. below and are either CPUC-certified or are certified as MBEs/WBEs by a certifying agency recognized by the purchasing entity.
     d. MBEs/WBEs must be at least 51% owned by a minority individual or group or by one or more women (for publicly-held businesses, at least 51% of the stock must be owned by one or more of those individuals), and the MBEs/WBEs' management and daily business operations must be controlled by one or more of those individuals, and these individuals must be either U.S. citizens or legal aliens with permanent residence status. For the purpose of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business and not merely acting as officers or directors.
     e. For purchases under this Agreement by California Affiliates, Disabled Veteran Business Enterprises (DVBEs) are defined as business concerns that satisfy the requirements of paragraph e. below and are certified as DVBEs by the California State Office of Small and Minority Business
          (OSMB). The DVBE must be a resident of the State of California, and must satisfy the requirements of paragraph (g.) below.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


     f. For purchases under this Agreement by any entity that is not a California Affiliate, DVBEs are defined as any business concern that satisfies the requirements of paragraph g. below and is either a defined DVBE for purchases by California Affiliates, or is certified as a DVBE by a certifying agency recognized by the purchasing entity.
     g. The DVBE must be (1) a sole proprietorship at least 51% owned by one or more disabled veterans; or (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans. In each case, the management and control of the daily business operations must be by one or more disabled veterans. A disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability. "Management and control" in this context means exercising the power to make policy decisions and actively involved in the day-to-day management of the business and not merely acting as officers or directors.

Paragraph 43 of the Original Agreement shall be replaced in its entirety as follows:

43.  DELIVERY OF PRODUCTS AND PERFORMANCE OF SERVICES
     In addition to the shipping services described in Section 8.b the following applies to all Orders and Amended Orders:
     a. Subject to Sections 4.2.1 and 4.2.4, all dates for shipment or delivery of Products and performance of Services are firm and time is of the essence. Shipment or delivery dates shall be specified in each Order or as amended by written communication only (including e-mail or fax).
          i. Subject to Sections 4.2.1 and 4.2.4, in the event CellStar fails to meet the scheduled delivery date and the Customer cancels the Order, CellStar agrees to assume return shipping costs for the canceled Products if the late delivery was due to CellStar's error.
          ii. Subject to Sections 4.2.1 and 4.2.4, in the event CellStar fails to meet the scheduled delivery date set forth in the applicable Orders amended but the Customer nonetheless accepts the late shipment, CellStar shall, assume liability for deductions taken by that Customer specifically related to fees in connection with the late shipment if the late shipment was due to CellStar's error and within CellStar's reasonable control.
     b. Orders received via EDI by 1pm local time will be shipped on the same day as the Order is received. However, CellStar will not be obligated to ship more than 3,000 units by Federal Express or UPS and 5,000 units by any other carrier. Notwithstanding anything to the contrary herein , PBMS understands and agrees that CellStar shall not be responsible for same day shipping for quantities in excess of 1,500 units per day unless CellStar receives the applicable Order by


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


          3:00 p.m., Central Standard Time for shipment from Texas and 3:00 p.m., Pacific Standard Time for shipment from California on the shipment date.

Paragraph 46 of the Original Agreement shall be replaced in its entirety as follows:

46.  RISK OF LOSS
     CellStar will be responsible for risk of physical loss of or damage to all inventories in their facilities. CellStar will provide to PBMS sufficient detail to enable PBMS to obtain insurance coverage from the point of shipment. CellStar will follow written procedures provided by PBMS and its insurance provider to enable PBMS to file claims with its insurance carrier.

Paragraph 48 is deleted in its entirety.


52.  ENTIRE AGREEMENT
     This Agreement, including all Orders, exhibits and subordinate documents attached to or referenced in this Agreement or any Orders and all proposals, descriptions, drawings, Specifications, marketing materials and other literature published by CellStar in connection with or in contemplation of any Order or of this Agreement shall constitute the entire agreement between PBMS and CellStar with respect to the subject matter.


53.  FINANCIAL REPORTING
     PBMS hereby acknowledges that CellStar will be required to file a copy of this Amendment as an exhibit to a periodic report filed by CellStar with the Securities and Exchange Commission (the "SEC") under the Exchange Act of 1934, as amended and hereby grants its consent to the filing of this Amendment with the SEC by CellStar.

     The parties agree that the Agreement may be executed in counterparts and by facsimile copies. All executed copies are duplicate originals, equally admissible in evidence.

                            (Signature Page Follows)


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

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                                                MASTER AGREEMENT NO. P/PS-960163


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


PACIFIC BELL MOBILE SERVICES

By: /s/ Stan T. Sigman
   --------------------------
          (Signature)

Print Name: Stan T. Sigman
            -----------------
Title:   President & CEO
      -----------------------
Date Signed:
            -----------------

CELLSTAR, LTD.
By National Auto Center, Inc., its General Partner

By: /s/RICHARD M. GOZIA
   --------------------------
          (Signature)
Print Name: Richard M. Gozia
           ------------------
Title: President & COO
      -----------------------
Date Signed:
            -----------------


By signing this Agreement, CellStar Corporation fully accepts and guarantees the performance and financial obligations of CellStar, Ltd.

CELLSTAR CORPORATION                        CELLSTAR CORPORATION

By: /s/RICHARD M. GOZIA                     By: /s/ELAINE FLUD RODRIGUEZ
   ------------------                          -------------------------------
      (Signature)                                      (Signature)
Print Name: Richard M. Gozia                Print Name: Elaine Flud Rodriquez
           -------------------                         -----------------------
Title: President & COO                      Title: Vice President
      ------------------------                    ----------------------------
Date Signed:                                     Date Signed:
            ------------------                               -----------------


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

  LIST THE PRINCIPAL GOODS AND/OR SERVICES TO BE ACQUIRED FROM MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS.

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------


                   DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS
                   ----------------------------------------


1.   GOALS


For every product and service you intend to use, provide the following information:

(Attach additional sheets if necessary)

--------------------------------------------------------------------------------
Company name    Classification   Products/Services    $ Value      Date to Begin
                (MBE/WBE/DVBE)    to be provided
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SBC - PACIFIC BELL

                      M/WBE-DVBE QUARTERLY RESULTS REPORT

     Note:  Subcontracting & Value Added Reseller Results should reflect ONLY

            M/WBE-DVBE dollars directly traceable to PACIFIC BELL purchases

                           DURING THE REPORT QUARTER.



------------------------------------------------------------------------------------------------------------------------------------

1. REPORTING COMPANY:                           2. CONTRACT/           3. REPORT QUARTER:
                                                   WORK ORDER             This report references the utilization of Minority
            Name:                                  NUMBER:                Business Enterprises/ Woman Business Enterprises/
                 ------------------------                                 Dissabled Veterans Enterprise participation for period
         Address:
                 ------------------------
City, State, Zip:                                                                                                    through
                 ------------------------       -------------             ------------------------------------------
       Telephone:
                 ------------------------                                 ------------------------------------------


                PARTCIPATION GOAL                                                 PARTCIPATION ACHIEVEMENT

4.                                                                     5.                             Actual for Quarter
                                                                                                      ------------------
                                Annual Goal                                                         MBE      WBE      DBVE
                                -----------                            Subcontracting Dollars  |$         |$        |$       |
                                                                                                -----------------------------
Percent of Total       |   MBE   |   WBE   |   DVBE  |                 Total Contact/Work      |$         |$        |$       |
                                                                       Order Dollars
                       -------------------------------                                          -----------------------------
                                                                       Total Purchase
                                                                       Dollars                  $
                                                                                                -----------------------------

                                                                       Percent of Total        |         %|        %|       %|
                                                                       Purchases                -----------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                   VALUE ADDED RESELLER RESULTS

        Telephone:
                  ---------------------------------------------------------------------------------------------------------------
Goods or Services:
                  -----------------------------
to the basic product. (Attach additional sheets if necessary)

6.                                                                          Ethinic/Gender                  Total Dollars:
                                                                            --------------                  --------------

             Name:                                                  |                              |
                  ---------------------------------------------------------------------------------------------------------------
          Address:
                  ---------------------------------------------------------------------------------------------------------------
 City, State, Zip:
                  ---------------------------------------------------------------------------------------------------------------
        Telephone:
                  ---------------------------------------------------------------------------------------------------------------
Goods or Services:
                  ---------------------------------------------------------------------------------------------------------------

                                                                            Ethinic/Gender                  Total Dollars:
                                                                            --------------                  --------------

             Name:                                                  |                              |
                  ---------------------------------------------------------------------------------------------------------------
          Address:
                  ---------------------------------------------------------------------------------------------------------------
 City, State, Zip:
                  ---------------------------------------------------------------------------------------------------------------
        Telephone:
                  ---------------------------------------------------------------------------------------------------------------
Goods or Services:
                  ---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  7. REPORTING COMPANY      Name:___________________________________________

--------------------------------------------------------------------------------
                   SBC - PACIFIC BELL SUBCONTRACTING RESULTS

  8. M/WBE-DVBE SUBCONTRACTOR(S)
     (Attach additional sheets if necessary)
                                          Ethnic/Gender  ARC(s)  Total Dollars:
                                          -------------  ------  -------------

              Name: __________________________________________________________
           Address: __________________________________________________________
  City, State, Zip: __________________________________________________________
         Telephone: __________________________________________________________
 Goods or Services: __________________________________________________________

                                          Ethnic/Gender  ARC(s)  Total Dollars:
                                          -------------  ------  -------------

              Name: __________________________________________________________
           Address: __________________________________________________________
  City, State, Zip: __________________________________________________________
         Telephone: __________________________________________________________
 Goods or Services: __________________________________________________________

                                          Ethnic/Gender  ARC(s)  Total Dollars:
                                          -------------  ------  -------------

              Name: __________________________________________________________
           Address: __________________________________________________________
  City, State, Zip: __________________________________________________________
         Telephone: __________________________________________________________
 Goods or Services: __________________________________________________________

--------------------------------------------------------------------------------

  9. CONTACT: (Print or Type)
                I hereby certify that the above information is true and correct.

             Name:__________  Signature:___________________________________

            Title:__________       Date:_________________________

          Address:__________

 City, State, Zip:__________            TELEPHONE #:
                                                    =======================
--------------------------------------------------------------------------------

 10. THIS SUMMARY REPORT SHOULD BE MAILED TO:
                     PRIME SUPPLIER PROGRAM MANAGER
                     2600 CAMINO RAMON, ROOM 15050
                     SAN RAMON, CALIFORNIA 94583     FAX # (510)857-4414


     Note: Questions and/or request for assistance may be referred to the Prime Suppliers Program Manager at (510)323-7048.

--------------------------------------------------------------------------------

                                                                   June 15, 1998
                                                 MASTER AGREEMENT NO.P/PS-960163

                                   EXHIBIT B

                                   CELLSTAR
                     DESCRIPTION OF PRODUCTS AND SERVICES



Description                            Price per Unit

Assembly Costs per kit                 $***** per kit

Returns Processing
     Receiving and sort                $***** per RMA
     Triage                            $***** per handset
     Testing                           $***** per handset
     Handset Refurbishment             $***** per handset, plus actual cost of
                                       parts used

Fulfillment Costs                      $***** shipping carton
Restocking fee                         $***** item excluding collateral and
                                       packaging
Skid Storage Fee                       $***** skid
Credit and Collection Services         $******/month

Same-Day Shipping Guidelines:
Orders received via EDI by 1pm local time will be shipped on the same day as the Order is received as described in Section 43.b. However, CellStar will not be obligated to ship more than 3,000 units by Federal Express or UPS and 5,000 units by any other carrier.

Triage
Receive, match quantity and SKU to the RMA, list count by SKU for each SKU received and on the RMA, report discrepancies by SKU between quantity received and quantity listed on RMA, report discrepancies to CellStar's credit department and to PBMS within two (2) business days of receiving the Product, return sealed kits ready for resale to inventory, issue credit to customer.

Physically sort and count by Bill of Material component for each RMA, report by SKU discrepancies by component between quantity received and quantity for complete Bill of Material. Return to stock Dedicated Products and components ready for resale without additional processing. Sort and return Components to inventory according to Return Product and Handset Testing Guidelines in Exhibits H and I. Prepare appropriate documentation for PBMS for incomplete kits per the Bill of Material per Section 4.2.8.b.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. And PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   June 15, 1998

MASTER AGREEMENT NO.P/PS-960163

                                   EXHIBIT B
                                    Page 2
Testing
Test handset with Product Vendor and PBMS-approved testing equipment to determine time of use and functionality in accordance with vendor-established, PBMS-approved guidelines. Document the quality of each handset tested as set forth in the Handset Testing Guidelines in the Exhibits H and I. Handsets which do not require refurbishment will be prepared for resale as outlined in Exhibits H and I and returned to the Texas or California warehouses for kitting and/or shipment.

Refurbishment
Replace lens, antennas, hinges, missing screws and other miscellaneous parts as described in the attached list, or buff out lens and/or plastics on body of handset.


Return Product and Handset Testing Guidelines
See Exhibits H and I




                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. And PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                   EXHIBIT C

                                  --------------------------------------------------------------------
PACIFIC BELL                                      Purchase Order
Mobile Services                   --------------------------------------------------------------------
                                    PURCHASE ORDER NO.               REVISION           PAGE
4410 Rosewood Drive, Suite 400
Pleasanton CA 94588               --------------------------------------------------------------------
Phone: (510) 227-2200               THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES,
Fax:   (510) 227-2223               PACKAGING LISTS,  CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.
                                  --------------------------------------------------------------------

                                   SHIP TO:



                                  --------------------------------------------------------------------

                                   BILL TO:

VENDOR:

-------------------------------------------------------------------------------------------------------
CUSTOMER ACCT.NO.   VENDOR NO.      DATE OF ORDER/BUYER     REVISED DATE/BUYER

-------------------------------------------------------------------------------------------------------
PAYMENT TERMS                  SHIP VIA                     F.O.B.

-------------------------------------------------------------------------------------------------------
FREIGHT TERMS                  REQUESTOR/DELIVER TO         CONFIRM TO/TELEPHONE

-------------------------------------------------------------------------------------------------------
ITEM    PART NUMBER/DESCRIPTION    DELIVERY DATE   QUANTITY    UNIT   UNIT PRICE    EXTENSION   TAX
-------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------
APPROVAL:                                                      TOTAL
                                                               ----------------------------------------

                                                               AUTHORIZATION

----------------------------------- ------------------------   ----------------------------------------
Requested By                          Phone                     Name

----------------------------------- ------------------------   ----------------------------------------
Prepared By                           Phone                     Signature

                                                               ----------------------------------------
                                                                Date

                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                   EXHIBIT D

                                    INVOICE

CELLSTAR, LTD.                Phone                       SALES ORDER NO.
                              P.O. Box 910261             DOCUMENT DATE
                                Dallas, TX                PAGE NO.
                                75391-0261                INVOICE NO.
                              1-800-622-9110              CUST NO.
                                                          SALESPERSON


B                                   S
I                                   H
L                                   I
L                                   P

T                                   T
O                                   0
--------------------------------------------------------------------------------

DATE (SHIPPED)       CUSTOMER      F.O.B.         U/A      SHIPPING INSTRUCTIONS
                     ORDER NO.
--------------------------------------------------------------------------------

LN     DESCRIPTION    ITEM NO.  UM   SHIPPED   B/O UNIT PRICE    EXTENDED AMOUNT
--------------------------------------------------------------------------------

 TERMS            COPY CODE      IN ORDER TO INSURE PROPER AND            TOTAL
                                 TIMELY CREDIT TO YOUR ACCOUNT,
                                 PLEASE INDICATE OUR INVOICE NUMBER
   NET ON RECEIPT                WHEN REMITTING YOUR PAYMENT TO US


PLEASE PAY BY INVOICE NUMBER AS SHOWN ABOVE

Sale is subject to all the terms and             MERCHANDISE CANNOT BE RETURNED
conditions appearing on the reverse              WITHOUT OUR PRIOR AUTHORIZATION
side hereof. Acceptance of any of the            Any shortages or discrepancies
corresponding goods constitutes agreement        concerning this order must be
to all of such terms and conditions.             reported to Cell Star, Ltd.
                                                 within 3 days.

                                   EXHIBIT E

              Invoice                                   SALES ORDER NO
      PACIFIC BELL MOBILE SERVICES                      DOCUMENT DATE
            STATEMENT                                   PAGE NO.
P.O. BOX 910153 * Dallas, TX * 75391-0153               INVOICE NO.
                                                        CUST. NO.
                                                        SALESPERSON
S                                       S
O                                       H
L                                       I
D                                       P

T                                       T
O                                       O

--------------------------------------------------------------------------------
DATE (SHIPPED)   CUSTOMER   F.O.B.   U/A         SHIPPING INSTRUCTIONS
                 ORDER NO.
--------------------------------------------------------------------------------
LN    DESCRIPTION       ITEM      UM   SHIPPED    B/O   UNIT PRICE   EXTENDED
                       NUMBER                                         AMOUNT
--------------------------------------------------------------------------------







TERMS           COPY CODE       IN ORDER TO INSURE PROPER AND           TOTAL
                                TIMELY CREDIT TO YOUR ACCOUNT,
                                PLEASE INDICATE OUR INVOICE NUMBER
                                WHEN REMITTING YOUR PAYMENT TO US.



THIS SALE IS SUBJECT TO ALL THE TERMS AND CONDITIONS APPEARING ON THE REVERSE SIDE HEREOF. ACCEPTANCE OF ANY OF THE CORRESPONDING GOODS CONSTITUTES AGREEMENT TO ALL OF SUCH TERMS AND CONDITIONS.

MERCHANDISE CANNOT BE RETURNED WITHOUT OUR PRIOR AUTHORIZATION.

Any shortages or discrepancies concerning this order must be reported to Pacific Bell Mobile Services within 3 days.

MASTER AGREEMENT NO.P/PS-960163

                                   EXHIBIT F

                                   CELLSTAR
                            REPORTING REQUIREMENTS


See the attached worksheets for reports, descriptions and supporting documentation.



                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. And PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                   EXHIBIT G

CellStar/PBMS
Performance Report
-------------------------------------------     --------------------------------
Prepared by:               Date prepared:         Date of occurrance:
-------------------------------------------     --------------------------------

Communication w/ CellStar:                  Comments:
---------------------------------------    -------------------------------------
Date:                Contact
---------------------------------------    -------------------------------------
Date:                Contact
---------------------------------------    -------------------------------------
Date:                Contact
---------------------------------------    -------------------------------------

----------------------------------        --------------------------------------
PBMS Order Number:                          Method of ship:
----------------------------------        --------------------------------------
Customer Order Number:                      Arrival date:
----------------------------------        --------------------------------------

----------------------------------------------  --------------------------------
           Order / Invoice (Circle One)                Actually Received
----------------------------------------------  --------------------------------
           Price per    Date    Date                        Date     Date
 SKU  QTY    unit     shipped  receiv'd  Other  SKU  Qty  shipped  received
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------
----------------------------------------------  --------------------------------

Condition Codes:

  A  Quantity incorrect________________________________________________________
  B  SKU incorrect_____________________________________________________________
  C  Date shipped incorrect____________________________________________________
  D  Method of shipment________________________________________________________
  E  Packing list not enclosed/incorrect_______________________________________
  F Product in box did not match SKU ordered (Describe)_______________________ G Labeling in correct (Describe)____________________________________________
  H  Box damaged in-transit (describe)_________________________________________
  I  Product damaged in-transit (describe)_____________________________________
  J  Other (Describe)__________________________________________________________

CellStar Review/Comments:

Date Reviewed:          Reviewer:                             Date Billed:

--------------------    --------------------------------      -----------------

                                                                  -------------
                                                                    Approvals
                                                                  -------------
Comments:
------------------------------
------------------------------
------------------------------
------------------------------
Labeled         Actual
------------------------
------------------------
------------------------
-------------------------------------  -----------------------------------------
Acutally Received                                       REFERENCE
-------------------------------------  -----------------------------------------
Master           Condition                       per Date       Date
Carton #  Box #  Received   Comments   SKU  Qty  item shipped  invoiced Comments
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------
-------------------------------------  -----------------------------------------

                                   EXHIBIT G
                                    Page 2

                       Perf. Metric      CELLSTAR REVIEW
                    SHIP                Reviewed by:             Date:
-------------------------------------
                    SHIP
-------------------------------------  ------------------------  ---------------
                    SHIP                Findings:
-------------------------------------  -----------------------------------------
                    SHIP
-------------------------------------  -----------------------------------------
                    SHIP
-------------------------------------  -----------------------------------------
                    QUAL
-------------------------------------  -----------------------------------------
                    QUAL
-------------------------------------  -----------------------------------------
                    QUAL
-------------------------------------  -----------------------------------------
                    QUAL
-------------------------------------  -----------------------------------------

                                       -----------------------------------------

                                   Exhibit H

Retail Returns Policy
Return Merchandise Authorization (RMA): All returns from retailers must be approved in advance by PBMS. An RMA form is to be completed by the appropriate Retailer sales manager or PBMS account executive and forwarded to PBMS Customer Service in Pleasanton. The RMA must specify SKUs and quantities for all items authorized for return. The RMA can remain open for a maximum duration of 45 days from issuance and will be valid only for a single shipment to CellStar. Customer Service personnel will assign a RMA authorization number to the document and enter it into the order processing system. The transaction will be forwarded to the customer with shipping instructions as authorization for return of merchandise.

Criteria for Retail Returns:
1. The retailer requests a RMA # from PBMS.
2. PBMS issues a RMA #.
3. The retailer will return the product to CellStar in Carrollton, Texas.
4. All kits must be returned complete to CellStar.
         a)  Handset       d)  Travel Charger
         b)  Battery       e)  Car Lighter Adapter, if applicable
         c)  Antenna       f)  Leather case or other accessory, if applicable
5. All loose kits must be returned in a master carton.
6. All master cartons must have the Following:
         a)  RMA # clearly marked on the outside of every carton.
         b) If there is more than one master carton the cartons should be marked 1 of 3, 2 of 3, 3 of 3.
7. If a pallet is used to ship the kits the following is required:
         a)  Only master cartons are to be put on a pallet.
         b)  The height cannot exceed 5 ft tall
         c)  The pallet must be marked "Do Not Stack"
         d) The pallet must be secured with a pallet cover, shrink wrap and security tape.
8. The freight carrier should be the same freight company that delivered the product.

Unauthorized Returns: In the event returned merchandise is delivered without prior authorization, CellStar will contact PBMS Retail Customer Service to resolve discrepancy for shipments with a packing slip but no RA number. Shipments with no packing slip and no RMA may be refused delivery by CellStar and returned to the carrier for disposition. Upon refusal, the distribution center will notify the appropriate PBMS Customer Service personnel of an attempted return so that the issue may be pursued with that customer. The parties recognize that some refused shipments may be subsequently authorized for return, however, the policy of refusing unauthorized shipment will be continually enforced to prevent abuse of returns policy by customers. In cases when delivery is not refused, the RMA will be resolved by PBMS Customer Service and equipment accounted for in inventory.

Freight Charges: All merchandise is to be returned to the PBMS Fulfillment Center in Carrollton, Texas and freight charges are to be prepaid by the customer. Collect freight may be authorized by PBMS Customer Service or the appropriate PBMS sales manager where the return is the result of a PBMS error or other special circumstances exist. Unless the RMA specifically authorizes the return of merchandise at PBMS expense, shipments returned "freight collect" will be refused at the PBMS dock. If a retailer receives an incorrect shipment, the retailer should contact PBMS Customer Service for resolution. The PBMS customer service representative will utilize the shipping discrepancy form for investigation by CellStar. If the shipment error was made by CellStar the return shipment will be authorized by PBMS as freight collect and the retailer should use the same shipper as the original shipment, if possible.

                                   EXHIBIT H
                                    Page 2

Customer Deductions for Unauthorized Returns: Deduction for unauthorized returns will be pursued by CellStar for collection. Failure of the customer to remit funds for such deductions in a timely manner will impact the shipment of future orders.

Customer Deductions for Missing or Damaged beyond Manufacturer Repair
Components: PBMS will pursue deductions for components missing and/or physically noticeable as damaged beyond manufacturer repair upon inspection of return kits. Missing components such as batteries, travel chargers and other accessories will be deducted from the total credits to the retailer. If a handset is found to be damaged beyond repair and was not physically noticed upon original inspection by CellStar and is returned from vendor as such, then CellStar will provide PBMS with this information. This information will be submitted with the RTV data as an exception on the RTV movement report from CellStar. PBMS will take appropriate action to these rectify these exceptions with Retailers.

Performance Guidelines:
CellStar will validate all returns for RMA numbers and associated returns. If any discrepancy exists CellStar will contact PBMS to resolve. All returns received should be visually inspected for validation of number of complete kits, and Bill of Materials to actual components received within one business day of receipt. This information should be transmitted electronically to PBMS for adjustments. Performance measurements include:

Process Measures:
 .   Turnaround time from receipt from retailer at shipping dock to RA and BOM validation and reporting within one business day from receipt.
 .   Classification and testing of A, B, C, D, E stock within one business day of receipt from retailer
 .   Movement to main warehouse or other point of distribution designated within one business day of Quality Assurance inspection
 .   Movement into and out of refurbishment within two business days from classification of C stock
 .   Request for Return Authorization to vendor for repair and credit within one business day of classification for maximum allowable shipments by vendor.
    The return to vendor log will include date shipped, order #, JDE number, quantity, SKU, date returned from vendor and standard costs.

Quality Measures:
Final Quality Assurance inspection is done for every 7 phones out of cartons of
50. If 1 is found defective, CellStar inspects an additional 7 handsets. If another defective handset found, the complete carton is failed and returns to the classification and testing processes. Monthly reports with daily detail on quality inspection results should be provided to Pacific Bell Mobile Services.

                                   Exhibit I

Classification of Handsets:

In QPBMS warehouse all products should be received as A Stock from-retail and reclassified in a separate process before transferring out.

A Stock: 100% appearance, 100% functionality and less than 60 minutes of use
         This equipment should be returned to inventory with one business day of QC testing for redistribution. Any A stock component should be transferred to the main warehouse and used for kitting prior to purchasing additional components for kitting.

B Stock: 100% appearance, 100% functionality and greater than 60 minutes of use
         This equipment can be redeployed into markets for sale to end users and into the exchange group for replacements. Any returned Component should be transferred to the WPBMS Branch Plant for kitting if 100% in appearance.

C Stock: 100% functionality and Less than 100% appearance
         These phones may require cosmetic upgrade which may include buffing and lens replacements. Once they have been cosmetically upgraded, they can be moved to A or B Stock dependent on their minutes of use and may be sold as is.

D Stock: Less than 100% functionality (defective) and should be returned to vendor (RTV) for credit or repairs

E Stock: Less than 100% functionality (defective beyond manufacturer repair capability)

Classification of Accessories:
All accessories that are reclassified become the liability of PBMS upon shipment to customers, once it is ascertained that the proper classification has been made by CellStar. A sample of accessories (7 out of 50) will be quality tested and results will be provided to PBMS. PBMS also has the right at any time to do a physical inspection at the CellStar returns warehouse to validate that proper classification is taking place.

"A" Stock / To be used in "A" stock kits

         CLA = The unit returned to CellStar from the customer is in the original packaging and/or appears not to have been used. The product looks brand new, has the tie still on the power cord and/or the cord has original tension in cord.

         Leather Case = The unit returned to CellStar from the customer is in the original packaging and/or appears not to have been used. The case looks brand new, with no defects.

         Batteries = The unit returned to CellStar from the customer is in the original packaging and/or appears not to have been used. The product looks brand new and passes a go, no go test.

         Antenna's = The unit returned to CellStar from the customer is in the original packaging and/or appears not to have been used. The product looks brand new and is clean.

         Flip's = The unit returned to CellStar from the customer is in the original packaging and/or appears not to have been used. The product looks brand new.